Exhibit 10.24

Side | 1 av 12

LOAN SETTLEMENT AGREEMENT

This loan settlement agreement (the “Agreement”) is entered into on 9th of September 2022 (the “Agreement Date”) between:

(1)	Crown LNG Holding AS, a Norwegian private limited liability company, with company registration number 817 120 962 (“CHO”);

(2)	Crown LNG AS, a Norwegian private limited liability company, with company registration number 923 696 962 (“CMO”); and

(3)	Crown LNG India AS, a Norwegian private limited liability company, with company registration number 926 787 853 (“CIO”);

(hereinafter individually referred to as a “Party” or jointly as the

“Parties”). BACKGROUND:

(A)	CHO is the parent company of the Crown LNG group (the “Group”), and owns 100 % of the shares of CMO and CIO respectively.

(B)	The Parties currently have the following outstanding shareholder loans (the “Shareholder Loans”);

Loan	Debtor	Lenders	Principal amount	Total outstanding
CIO 2021-06 (the “CIO Loan”)	CIO	The lenders set out in Appendix 1 table [A].	MNOK 4.2	MNOK 8.6

CMO 2021-12 (the “CMO Loan”)	CMO	The lenders set out in Appendix 1 table [B].	MNOK 9.3	MNOK 19.2

CHO 2020-04 and CHO 2019-10 (the “CHO Loans”)	CHO	The lenders set out in Appendix 1 table [C].	MNOK 0.8	MNOK 0,8

(the lenders under the respective Shareholder Loans collectively referred to as the “Lenders”).

(C)

As at the Agreement Date, the Company is in a challenging situation and it is necessary to restructure the Group’s shareholder debt in order to secure the Group as a going concern. The Parties have agreed to take steps to restructure and convert the Shareholder Loans into equity pursuant to the terms of this Agreement.

(D)	On this background, the Parties have agreed to a loan settlement as outlined in this Agreement.

Side | 2 av 12

AGREED TERMS

1	SHARE OFFERING AND ASSUMPTION OF CREDITOR POSITIONS

1.1

CHO shall make an offer to each of the Lenders to (i) assume each Lender’s creditor position under the CIO Loan and the CMO Loan, and to (ii) settle any outstanding amounts under the CHO Loan, in each case against settlement in shares in CIO Investment AS (“CDO”), on the terms set out in the form of subscription form set out in Schedule 2, Schedule 3 and Schedule 4 hereto.

2	SUBSEQUENT CONVERTION

2.1

Following assumption of the creditor positions of the CIO Loan and CMO Loan, CHO shall (i) convert the outstanding amounts under the CMO Loan in a capital increase by contribution in kind in CMO and (ii) convert the outstanding amounts under the CIO Loan in a capital increase by contribution in kind in CIO.-.

3	GOVERNING LAW AND ARBITRATION

3.1	This Agreement shall be governed by and construed in accordance with Norwegian law.

3.2

Any dispute or claim arising out of or in connection with this Agreement shall be subject to the exclusive jurisdiction of the courts of Norway, with Oslo District Court as agreed venue in the first instance.

[SIGNATURE PAGE FOLLOWS]

Side | 3 av 12

On behalf of	On behalf of
Crown LNG Holding AS	Crown LNG India AS

/s/ Per Grobstok	/s/ Jørn S Husemoen
Name: Per Grobstok	Name: Jørn S Husemoen
Capacity: Board member with POA	Capacity: Chairman

On behalf of
Crown LNG AS

/s/ Jørn S Husemoen
Name: Jørn S Husemoen
Capacity: Chairman

Side | 4 av 12

SCHEDULE 1 – THE SHAREHOLDER LOANS

Appendix 1 - Table A - CIO 2021-06 CIO Loan

Lender	Principal Amount		Total Outstanding
Øivind Resch	NOK	400 000	NOK	812 000
Black Kite AS	NOK	933 334	NOK	1 894 668
Inger Årmot	NOK	200 000	NOK	406 000
LNG-9 PTE LTD	NOK	281 800	NOK	572 054
Hunterston Park Limited	NOK	187 060	NOK	379 732
Service Invest AS	NOK	2 203 000	NOK	4 472 090

	NOK	4 205 194	NOK	8 536 544

Appendix 1 - Table B CMO 2021-12 CMO Loan

Lender	Principal Amount		Total Outstanding
W-P Konsult & Invest AS	NOK	500 000	NOK	1 030 000
Haukeland AS	NOK	400 000	NOK	824 000
Terje Håland	NOK	200 000	NOK	412 000
Halcyon Holding AS	NOK	50 000	NOK	103 000
Gunnar Knutsen	NOK	250 000	NOK	515 000
Øivind Resch	NOK	100 000	NOK	206 000
Hans Jørgen Struksnæs	NOK	50 000	NOK	103 000
Black Kite AS	NOK	280 000	NOK	576 800
Prois Holding AS	NOK	250 000	NOK	515 000
Aadne Carl Tho	NOK	50 000	NOK	103 000
Øyvind Sandvik	NOK	300 000	NOK	618 000
Escendo Consulting AS	NOK	200 000	NOK	412 000
JPD Norge AS	NOK	200 000	NOK	412 000
Effect Leadership AS	NOK	100 000	NOK	206 000
Habjørg Invest AS	NOK	50 000	NOK	103 000
Tom Christensen	NOK	100 000	NOK	206 000
Qualified Solution Group AS	NOK	500 000	NOK	1 030 000
Groble Invest AS	NOK	200 000	NOK	412 000
VIB Invest AS	NOK	100 000	NOK	206 000
Service Invest AS	NOK	480 000	NOK	988 800
AA Holding	NOK	250 000	NOK	515 000
Probitas Holding AS	NOK	1 000 000	NOK	2 060 000
Knut E Jensen	NOK	250 000	NOK	515 000
Inger Årmot	NOK	100 000	NOK	206 000
Captiva AS	NOK	150 000	NOK	309 000
Nobello AS	NOK	1 000 000	NOK	2 060 000
Telecom AS	NOK	2 000 000	NOK	4 120 000
Olav Rian	NOK	200 000	NOK	412 000

	NOK	9 310 000	NOK	19 178 600

Appendix 1 - Table C CHO 2020-04 and CHO 2019-10 2021-12 CHO Loan

Lender	Principal Amount		Total Outstanding
Gunnar Knutsen	NOK	753 333	NOK	798 533

Side | 5 av 12

SCHEDULE 2– FORM OF CONVERSION OFFER – CROWN INDIA AS

INTEGRATED ONLINE

ORDER FORM

1.

On 9th of September 2022, the board of directors of Crown LNG Holding AS, business reg. no. 817 120 962 (the “Company”), resolved to offer each shareholder lender (the “Lenders”, and the individual lender to which this Offer is made the “Lender”) under the loan “CIO 2021-06” with Crown India AS as borrower (the “Loan”) to settle their principal receivables under the Loan against (i) receipt of shares in CIO Investment AS (“CDO Shares”) and (ii) an additional cash compensation, on the terms set out herein (the “Offer”). The Offer is made in connection with the Crown LNG group’s ongoing process of restructuring its debt, and raising new capital in order to secure the Crown LNG group as a going concern, and in preparation of a contemplated listing of the shares in Crown LNG Holding AS on Euronext Growth.

2.	This Offer is directed to Lenders under the Loan.

3.

Each Lender is offered to settle its receivable (including the principal amount and principal interest, but not the Premium to which the Lender may be entitled under the Addendum) under the Loan (the “Receivable”) against (i) receipt of a number of CDO shares equal to the Lenders outstanding claim under the Loan divided by a Conversion Price per CDO Share of NOK 1.222 (the “Conversion Price”) adjusted down to the nearest whole share (the “Share Settlement”), and (ii) the Additional Cash Compensation (as defined below), (the “Consideration”).

4.

Lenders under the CIO Loan have an existing right to convert its loan into shares in Crown India AS under the current Loan agreement. To ensure equal value between the conversion right under the current Loan agreement, and the settlement under this Offer whereby the Conversion Price equals to conversion price offered on the other outstanding shareholder loans in the group, each Lender under the CIO Loan will, conditional on the Company completing a listing of its shares on a regulated market place (IPO) within [23 February 2022], receive a cash compensation of NOK 0.68 per CDO Share received by the Lender pursuant to this Offer (the “Additional Cash Consideration”). The Additional Cash Consideration shall be settled within 15 business days following the date of completion of the IPO.

Side | 6 av 12

5.

By its acceptance of the Offer the Lender will be deemed to have irrevocably accepted the transfer of its rights and obligations pertaining to the Receivable, including the creditor position of the Receivable, to the Company, against the Consideration, and to have granted the chairperson of the board of directors of the Company authorization to on behalf the lender sign any document and carry out any action necessary to complete the transactions contemplated by this Offer

6.	The acceptance period of the Offer expires on 23rd of September 2022 (the “Acceptance Deadline”). The Offer may be accepted by using the online subscription form to which these terms are attached.

7.	The obligation of the Company to complete the transactions contemplated by this Offer is conditional on:

a)

acceptance of conversion/settlement offers from lenders representing in aggregate minimum 100% of any outstanding amounts under (i) the Loan, (ii) the loan “CMO 2021-12” with Crown LNG AS as borrower, and (iii) the loans CHO 2020-04 and CHO 2019-10 with the Company as borrower, within the Acceptance Deadline; and,

b)

all Lenders signing an addendum (the “Addendum”) to the Loan agreement whereby the obligation to, in addition to the principal amount and the principal interest, pay 100% of the principal amount as a premium (the “Premium”) is deferred to the FID Date;

(the “Completion Conditions”).

The Completion Conditions may be waived by the Company in its sole discretion.

8.

The Company is, subject to fulfilment of the Completion Conditions, obligated to procure the transfer of the CDO shares under the Share Settlement, free and clear of any encumbrances, no later than 5 business days following the fulfilment of the Completion Conditions (“Completion”).

9.

By completing the Share Settlement, the Company shall be deemed to have granted the Lender a right to require that the Company purchases the CDO Shares received by such Lender under the Share Settlement on the following terms (the “Put Option” and the CDO Shares subject to the Put Option, the “Put Option Shares”):

a)

The Put Option is conditional on Crown LNG India AS making a final investment decision (FID) in relation to the construction and operation of a regasification unit for the Kakinada LNG-project in India within 30 June 2024 (the date of such FID being announced by the Company – the “FID Date”).

b)	The Put Option must be exercised by the Lender by written notice to the Company within 4 weeks from the FID Date.

Side | 7 av 12

c)	The Put Option may be exercised for some or all of the Put Option Shares.

d)	The price payable by the Company per Put Option Share equals two times the Conversion Price – NOK 2.444.

e)	The transfer of the Put Option Shares shall be completed at such time the Company determines, within 6 weeks from the FID Date.

f)

The Company’s obligation to complete the acquisition of the Put Option Shares is conditional on the Lender warranting and representing in writing to the Company that the Lender at the time of completion of the transfer of the Put Option Shares to the Company (i) has the full ownership rights to the Put Option Shares, (ii) has the necessary corporate power and authorization to enter into the transactions contemplated by the exercise of the Put Option and complete the transfer of the Put Option Shares to the Company, and (iii) that the Put Option Shares are transferred free and clear of any encumbrances.

g)

The Lender may with respect to a Put Option Share assign its Put Option right pertaining to such Put Option Share to any third party buyer of such Put Option Share, without the Company’s prior consent, by giving the Company written notice thereof.

h)	The Company has the right to assign its rights and obligations under the Put Option to any entity/person directly or indirectly controlling or controlled by the Company.

* * * * *

Side | 8 av 12

SCHEDULE 3 – FORM OF CONVERSION OFFER – CROWN LNG AS

INTEGRATED ONLINE

ORDER FORM

1.

On 9th of September 2022, the board of directors of Crown LNG Holding AS, business reg. no. 817 120 962 (the “Company”), resolved to offer each shareholder lender (the “Lenders”, and the individual lender to which this Offer is made the “Lender”) under loan “CMO 2021-12” with Crown LNG AS as borrower (the “Loan”) to settle their receivables under the Loan against receipt of shares in CIO Investment AS (“CDO Shares”), (the “Offer”). This Offer is made in connection with the Crown LNG group’s ongoing process of restructuring its debt, and raising new capital in order to secure the Crown LNG group as a going concern, and in preparation of a contemplated listing of the shares in Crown LNG Holding AS on Euronext Growth.

2.	This Offer is directed to Lenders under the Loan.

3.

Each Lender is offered to settle its receivable (including the principal amount and principal interest, but not the Premium to which the Lender may be entitled under the Addendum) under the Loan (the “Receivable”) against receipt of a number of CDO shares equal to the Lenders outstanding claim under the Loan divided by a Conversion Price per CDO Share of NOK 1.222 (the “Conversion Price”) adjusted down to the nearest whole share (the “Share Settlement”).

4.

By its acceptance of the Offer the Lender will be deemed to have irrevocably accepted the transfer of its rights and obligations under the Loan, including the creditor position of any outstanding amounts owed to the Lender under the Loan, to the Company, against the Share Settlement, and to have granted the chairperson of the board of directors of the Company authorization to on behalf the lender sign any document and carry out any action to complete the transactions contemplated by this Offer

5.	The acceptance period of the Offer expires on 23rd of September 2022 (the “Acceptance Deadline”). The Offer may be accepted by using the online subscription form to which these terms are attached.

Side | 9 av 12

6.	The obligation of the Company to complete the transactions contemplated by this Offer is conditional on:

a)

acceptance of conversion/settlement offers from lenders representing in aggregate minimum 100% of any outstanding amounts under (i) the Loan, (ii) the loan “CIO 2021-06” with Crown India AS as borrower, and (iii) the loans CHO 2020-04 and CHO 2019-10 with the Company as borrower, within the Acceptance Deadline; and,

b)

all Lenders signing an addendum (the “Addendum”) to the Loan agreement whereby the obligation to, in addition to the principal amount and the principal interest, pay 100% of the principal amount as a premium (the “Premium”) is deferred to the FID Date;

(the “Completion Conditions”).

The Completion Conditions may be waived by the Company in its sole discretion.

7.

The Company is, subject to fulfilment of the Completion Condition, obligated to procure the transfer of the CDO shares under the Share Settlement, free and clear of any encumbrances, no later than 5 business days following the fulfilment of the Completion Condition (“Completion”).

8.

By completing the Share Settlement, the Company shall be deemed to have granted the Lender a right to require that the Company purchases the CDO Shares received by such Lender under the Share Settlement on the following terms (the “Put Option” and the CDO Shares subject to the Put Option, the “Put Option Shares”):

a)

The Put Option is conditional on Crown LNG India AS making a final investment decision (FID) in relation to the construction and operation of a regasification unit for the Kakinada LNG-project in India within 30 June 2024 (the date of such FID being announced by the Company – the “FID Date”).

b)	The Put Option must be exercised by the Lender by written notice to the Company within 4 weeks from the FID Date.

c)	The Put Option may be exercised for some or all of the Put Option Shares.

d)	The price payable by the Company per Put Option Share equals two times the Conversion Price – NOK 2.444.

e)	The transfer of the Put Option Shares shall be completed at such time the Company determines, within 6 weeks from the FID Date.

f)

The Company’s obligation to complete the acquisition of the Put Option Shares is conditional on the Lender warranting and representing in writing to the Company that the Lender at the time of completion of the transfer of the Put Option Shares to the Company (i) has the full ownership rights to the Put Option Shares, (ii) has the

Side | 10 av 12

necessary corporate power and authorization to enter into the transactions contemplated by the exercise of the Put Option and complete the transfer of the Put Option Shares to the Company, and (iii) that the Put Option Shares are transferred free and clear of any encumbrances.

g)

The Lender may with respect to a Put Option Share assign its Put Option right pertaining to such Put Option Share to any third party buyer of such Put Option Share, without the Company’s prior consent, by giving the Company written notice thereof.

h)	The Company has the right to assign its rights and obligations under the Put Option to any entity/person directly or indirectly controlling or controlled by the Company.

* * * * *

Side | 11 av 12

SCHEDULE 4– FORM OF CONVERSION OFFER – CROWN LNG HOLDING AS

INTEGRATED ONLINE

ORDER FORM

1.

On 9th of September 2022, the board of directors of Crown LNG Holding AS, business reg. no. 817 120 962 (the “Company”), resolved to offer each shareholder lender (the “Lenders”, and the individual lender to which this Offer is made the “Lender”) under loan CHO 2020-04 and CHO 2019-10 with the Company as borrower (the “Loan”) to settle their receivables under the Loan against receipt of shares in CIO Investment AS (“CDO Shares”), (the “Offer”). The Offer is made in connection with the Crown LNG group’s ongoing process of restructuring its debt, and raising new capital in order to secure the Crown LNG group as a going concern, and in preparation of a contemplated listing of the shares in Crown LNG Holding AS on Euronext Growth.

2.	This Offer is directed to Lenders under the Loan.

3.

Each Lender is offered to settle its receivable under the Loan against receipt of a number of CDO shares equal to the Lenders outstanding claim under the Loan divided by a Conversion Price per CDO Share of NOK 1.222 (the “Conversion Price”) adjusted down to the nearest whole share (the “Share Settlement”).

4.

By its acceptance of the Offer the Lender will be deemed to have irrevocably accepted that any outstanding amounts owed to the Lender under the Loan, is deemed settled as per the Share Settlement and to have granted the chairperson of the board of directors of the Company authorization to on behalf the lender sign any document and carry out any action to complete the transactions contemplated by this Offer.

5.	The acceptance period of the Offer expires on 23rd of September (the “Acceptance Deadline”). The Offer may be accepted by using the online subscription form to which these terms are attached.

6.

The obligation of the Company to complete the transactions contemplated by this Offer is conditional on acceptance of conversion/settlement offers from lenders representing in aggregate minimum 100% of any outstanding amounts under (i) the Loan, (ii) the loan “CIO 2021-06” with Crown India AS as borrower, and (iii) the loan “CMO 2021-12” with Crown LNG AS as borrower, within the Acceptance Deadline (the “Completion Condition”). The Completion Condition may be waived by the Company in its sole discretion.

Side | 12 av 12

7.

The Company is, subject to fulfilment of the Completion Condition, obligated to procure the transfer of the CDO shares under the Share Settlement, free and clear of any encumbrances, no later than 5 business days following the fulfilment of the Completion Condition (“Completion”).

8.

By completing the Share Settlement, the Company shall be deemed to have granted the Lender a right to require that the Company purchases the CDO Shares received by such Lender under the Share Settlement on the following terms (the “Put Option” and the CDO Shares subject to the Put Option, the “Put Option Shares”):

a)

The Put Option is conditional on Crown LNG India AS making a final investment decision (FID) in relation to the construction and operation of a regasification unit for the Kakinada LNG-project in India within 30 June 2024 (the date of such FID being announced by the Company – the “FID Date”).

b)	The Put Option must be exercised by the Lender by written notice to the Company within 4 weeks from the FID Date.

c)	The Put Option may be exercised for some or all of the Put Option Shares.

d)	The price payable by the Company per Put Option Share equals two times the Conversion Price – NOK 2.444.

e)	The transfer of the Put Option Shares shall be completed at such time the Company determines, within 6 weeks from the FID Date.

f)

The Company’s obligation to complete the acquisition of the Put Option Shares is conditional on the Lender warranting and representing in writing to the Company that the Lender at the time of completion of the transfer of the Put Option Shares to the Company (i) has the full ownership rights to the Put Option Shares, (ii) has the necessary corporate power and authorization to enter into the transactions contemplated by the exercise of the Put Option and complete the transfer of the Put Option Shares to the Company, and (iii) that the Put Option Shares are transferred free and clear of any encumbrances.

g)

The Lender may with respect to a Put Option Share assign its Put Option right pertaining to such Put Option Share to any third party buyer of such Put Option Share, without the Company’s prior consent, by giving the Company written notice thereof.

h)	The Company has the right to assign its rights and obligations under the Put Option to any entity/person directly or indirectly controlling or controlled by the Company.

* * * * *